TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE AMERICAN VALUE FUND

Supplement to August 1, 1995
Statement of Additional Information

	The Statement of Additional Information of the Tweedy,
Browne Global Value Fund and the Tweedy, Browne American Value
Fund (the "Funds") is supplemented to include the following information under the heading "OPERATION OF THE FUNDS - Investment Adviser."

	The Investment Adviser has compiled a booklet, titled WHAT HAS WORKED IN INVESTING, which describes 44 academic studies of investment criteria that have produced high rates of return. In the 44 studies included in WHAT HAS WORKED IN INVESTING, exceptional returns were found for stocks with one or more of the following investment characteristics: low stock price in relation to book value, net current assets, earnings, cash flow, dividends or previous share price: small market capitalization: and a significant pattern of stock purchases by one or more insiders (officers and directors), or by the company itself. The study periods range from 1 to 55 years; indicated annual returns ranged from 12.1% to 49.6% and indicated annual returns in excess of the relevant market index ranged from 2.7% to 33.5% for the various characteristics and historical periods that were examined. Approximately half of the studies focused on U.S. stocks and the balance focused on mature foreign stock markets. The investment characteristics explained in this booklet, which are "value"- oriented characteristics, have been the core of Tweedy, Browne's investment philosophy for more than 30 years, and are the basis for the management of the Tweedy, Browne American Value Fund and Tweedy, Browne Global Value Fund. Because Tweedy, Browne does not make portfolio decisions in accordance with any particular academic study or computer model and because the studies analyze only historical data, the returns from the Tweedy, Browne American Value Fund and the Tweedy, Browne Global Value Fund will differ from those indicated by these studies. WHAT HAS WORKED IN INVESTING is generally furnished by the Funds' Distributor to potential investors, and marketing materials and advertisements prepared by the Distributor may quote or otherwise refer to the booklet.


December 6, 1995



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